Exhibit 10.4

                           CONVERTIBLE LOAN AGREEMENT

THIS CONVERTIBLE LOAN AGREEMENT made as of the 17th day of December, 2010, (the "EFFECTIVE DATE").

BETWEEN:

          AMERICAN PARAMOUNT GOLD CORP. of 130 King Street West, Suite 3670 Toronto, Ontario, Canada, M5X 1A9

          (hereinafter referred to as the "COMPANY")

AND:

          MONACO CAPITAL INC. of 7 New Road, Second Floor, #6 Belize City,
          Belize

          (hereinafter referred to as the "LENDER")

WHEREAS:

A. The Company and the Lender entered into a Convertible Loan Agreement on April 22, 2010 (the "Original Agreement");

B. The Company and the Lender wish to replace the Original Agreement in its entirety with this Agreement;

C.   Lender  desires to loan funds to the Company  pursuant to the terms of this
     Agreement  in  the  principal   amount  of  up  to  Five  Million   Dollars
     (US$5,000,000) (the "LOAN");

D. The Loan is convertible (the "CONVERSION") into securities of the Company consisting of common shares of the Company with a par value of $0.001 (the "SHARES");

E. The Lender understands and acknowledges to the Company that this Agreement is being made pursuant to an exemption (the "EXEMPTION") from registration provided by Section 4(2) of the United States Securities Act of 1933, as amended (the "SECURITIES ACT") and Rule 903 of Regulation S of the Securities Act for the private offering of securities; and

F. The Company desires to borrow funds from Lender on the terms and conditions set forth in this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged by each of the parties hereto, the parties hereto covenant and agree each with the other (the "AGREEMENT") as follows:

1. AGREEMENT

1.1 This Agreement hereby replaces the Original Agreement in its entirety.
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2. REPRESENTATIONS AND WARRANTIES OF THE LENDER

2.1 The Lender represents and warrants to, and covenants and agrees with the Company that:

     (a) the Lender makes the Loan to the Company and acquires the Shares and Conversion Right (both as defined herein) in reliance upon the Exemption from registration provided by Section 4(2) of the Securities Act and Rule 903 of Regulation S of the Securities Act for the private offering of securities;

     (b) the Lender is eligible to make the Loan to the Company and acquire the Shares and Conversion Right in the Company under Regulation S, and all statements set forth in the Declaration of Regulation S Eligibility, attached hereto as 0, are true and correct and may be relied upon by the Company; further, all information, representations and warranties contained in this Agreement, or that have been otherwise given to the Company, are correct and complete as of the date hereof, and may be relied upon by the Company;

     (c) the Lender is aware of the significant economic and other risks involved in making the Loan to the Company and in acquiring the Shares and acquiring and/or exercising the Conversion Right;

     (d) the Lender has consulted with its own securities advisor as to its eligibility to acquire the Shares and acquire and/or exercise the
         Conversion Right under the laws of its home jurisdiction and acknowledges that the Company has made no effort and takes no responsibility for the consequences to the Lender as a non-U.S.
         investor acquiring the Shares and this Conversion right and, in particular, in purchasing U.S.-based securities upon exercise, if any, of the Conversion Right;

     (e) no federal or state agency has passed upon, or make any finding or determination as to the fairness of this investment, and that there have been no federal or state agency recommendations or endorsements of the investment made hereunder;

     (f) the Lender acknowledges that:

          (i) there are substantial restrictions on the sale or transferability of any Shares acquired upon exercise of the Conversion Right and understands that, although the Company is a reporting company, the Lender is, upon acquiring the Shares upon exercising the Conversion Rights, purchasing unregistered securities;

          (ii) the Lender may not be able to liquidate this investment in the event of any financial emergency and will be required to bear the economic risk of this investment for a lengthy or even indefinite period of time;

          (iii)the Company is not contractually obligated to register under the Securities Act any Shares acquired upon an exercise of the Conversion Right; and

          (iv) any Shares acquired by the Lender upon exercise of the Conversion Right may never be sold or otherwise transferred without registration under the Securities Act, unless an exemption from registration is available.

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
     (g) the Lender, alone or with its advisor, has enough knowledge and experience in financial and business matters to make it capable of evaluating the merits and risks of investing in the Company;

     (h) the Lender makes the Loan to the Company and acquires the Shares and the Conversion Right as principal for its own account and not for the benefit of any other person;

     (i) the Lender understands that any certificates representing any Shares acquired by the Lender upon exercise of the Conversion Right will have a resale legend on them that will read substantially as follows:

              THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"). THE
              SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  BEEN
              ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR THE BENEFIT OF U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (ii) OTHERWISE UNTIL ONE YEAR AFTER THE LATER OF THE COMMENCEMENT OF THE OFFERING OF SUCH SECURITIES OR THE CLOSING DATE OF THE SALE AND TRANSFER THEREOF, EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A, IF AVAILABLE) UNDER THE ACT. TERMS USED ABOVE HAVE THE MEANING GIVEN TO THEM BY REGULATION S.

     (j) the Lender has good and sufficient right and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement on the terms and conditions contained herein.

2.2 The representations, warranties, covenants and agreements of and by the Lender contained in, or delivered pursuant to, this Agreement shall be true at and as of the Effective Date and shall remain in full force and effect throughout the term of this Agreement.

3. THE LOAN

3.1 Subject to the terms of this Agreement, the Lender hereby agrees to loan to the Company, and the Company hereby agrees to borrow from the Lender, the sum of up to US$5,000,000.

3.2 The Company hereby agrees that the Lender had previously forwarded $500,932.50 to the Company in principal pursuant to the Original Agreement (the "Original Loan") and that such amount, including all accrued interest, be treated as if issued under the terms of this Agreement.

3.3 Immediately following the execution of this Agreement, the Lender shall deliver to the Company $100,000 of the Loan amount by certified cheque or money order made payable to the Company, or by wire transfer to the Company's bank account (the "ADVANCEMENT DATE"), and thereafter such amounts as may be requested by the Company, subject to the concurrence of the lender, up to the total Loan amount.

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
3.4 Unless repaid earlier, any funds forwarded by the Lender under this Agreement shall be payable in full by 5:00 p.m. local time in Toronto, Ontario, one year from the Effective Date (the "DUE DATE"). If such day falls on a Sunday or statutory holiday, then by 5:00 p.m. local time in Toronto, Ontario, on the first business day after the Due Date.

3.5 The Loan shall bear interest at the rate of 10% per annum, payable on the Due Date, (the "INTEREST") calculated on the principal amount of the Loan outstanding.

3.6 The Company shall be entitled to prepay any sum up to the full amount of the Loan and accrued Interest then outstanding at any time, upon the payment of such amount and an additional 10% of such amount.

3.7 At any time after an Advancement Date, if the Company has not paid the Loan and accrued Interest in full, the Lender may by providing written notice (the "NOTICE") and the Declaration attached hereto as 0 to the Company, exercise its rights of Conversion in respect of either a portion of or the total outstanding amount of the Loan as of that date into Shares of the Company (the "CONVERSION RIGHT"), on the following terms:

     (a) The number of Shares issuable under the Conversion Right (the "CONVERSION RATE") shall be determined by dividing (x) that portion of the outstanding principal balance and accrued Interest under the Loan on such date that the Lender elects to convert by (y) the Conversion Price (as defined below) then in effect on the date on which the Lender faxes the Notice of conversion, duly executed, to the Company (the "CONVERSION Date"). With respect to partial conversions of this Loan, the Company shall keep written records of the amount of this Loan converted as of each Conversion Date.

     (b) The term "CONVERSION PRICE" shall mean volume weighted average price for the Company's common stock during the ten (10) trading day period ending on the latest complete trading day prior to the Conversion Date. "Trading Price" means, for any security as of any date, the closing bid price on the Over-the-Counter Bulletin Board, or applicable trading market (the "OTCBB") as reported by a reliable reporting service ("Reporting Service") mutually acceptable to Lender and the Company (i.e. Bloomberg) or, if the OTCBB is not the principal trading market for such security, the closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no closing bid price of such security is available in any of the foregoing manners, the average of the closing bid prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc.

3.8 Within seven (7) days of Notice by the Lender exercising its Conversion Rights hereunder, the Company shall deliver a Share Certificate to the Lender representing the number of Shares acquired by the Lender pursuant to the Conversion Rate set out in subparagraph 2.7 of this Agreement.

4. COVENANTS AND AGREEMENTS OF THE LENDER

4.1 The Lender covenants and agrees with the Company that the Lender shall not make demand for payment of the Loan prior to the Due Date, except as otherwise required herein, unless the Loan has become due and payable in accordance with the provisions of this Agreement.

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
4.2 In order to ensure eligibility to receive the Shares, the Lender must provide the Declaration attached hereto as 0.

5. DEFAULT

5.1  If one or more of the following events shall occur, namely:

     (a) the Company fails to pay any Principal or accrued Interest amounts when due and fails to repay the Loan on the Due Date;

     (b) the Company makes an assignment for the benefit of its creditors or files a petition in bankruptcy or is adjudicated insolvent or bankrupt or petitions or applies to any tribunal for any receiver, receiver manager, trustee, liquidator or sequestrator of or for the Company or any of the Company's assets or undertaking, or the Company makes a proposal or compromise with its creditors or if an application or a petition similar to any of the foregoing is made by a third party creditor and such application or petition remains unstayed or undismissed for a period of thirty (30) days;

     (c) an order of execution against any of the Company's assets remains unsatisfied for a period of ten (10) days;

     (d) the Company fails to observe and comply with any material term, condition or provision of this Agreement or any other agreement or document delivered hereunder, and such failure continues unremedied for a period of thirty (30) days;

     (e) any representations, warranties, covenants or agreements contained in this Agreement or any document delivered to the Lender hereunder are found to be untrue or incorrect as at the date thereof; or

     (f)  any  lender  (including  the  Lender)  of  any  mortgage,   charge  or
          encumbrance  on any of  the  Company's  assets  and  undertaking  does
          anything   to  enforce  or  realize  on  such   mortgage,   charge  or
          encumbrance;

     then the Loan to the date of such default shall, at the option of the Lender, immediately become due and payable without presentment, protest or notice of any kind, all of which are waived by the Company.

6. INDEPENDENT LEGAL ADVICE

6.1  The Lender acknowledges that:

     (a)  Macdonald   Tuskey,   Corporate  and   Securities   Lawyers   received
          instructions from the Company and does not represent the Lender;

     (b) the Lender has been requested to obtain its own independent legal advice on this Agreement prior to signing this Agreement;

     (c) the Lender has been given adequate time to obtain independent legal advice;

     (d)  by  signing  this  Agreement,   the  Lender  confirms  that  it  fully
          understands this Agreement; and

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
     (e) by signing this Agreement without first obtaining independent legal advice, the Lender waives its right to obtain independent legal advice.

7. GENERAL

7.1  For the purposes of this Agreement, time is of the essence.

7.2 The parties hereto shall execute and deliver all such further documents and instruments and do all such acts and things as may either before or after the execution of this Agreement be reasonably required to carry out the full intent and meaning of this Agreement.

7.3 This Agreement shall be construed in accordance with the laws of the State of Nevada.

7.4 This Agreement may be assigned by the Lender subject to any assignee making requisite representations to meet applicable securities law exemptions; this Agreement may not be assigned by the Company.

7.5 This Agreement may be signed by the parties in as many counterparts as may be deemed necessary, each of which so signed shall be deemed to be an original, and all such counterparts together shall constitute one and the same instrument.

7.6 All notices, requests, demands or other communications hereunder shall be in writing and shall be "deemed delivered" to a party on the date it is hand delivered to such party's address first above written, or to such other address as may be given in writing by the parties hereto.

                            (Execution Page Follows)

IN WITNESS WHEREOF the parties have hereunto set their hands effective as of the date first above written.

AMERICAN PARAMOUNT GOLD CORP.


Per: /s/ "Hugh H. Aird"
    ---------------------------------------
    Hugh H. Aird, President

MONACO CAPITAL INC.


Per: /s/ "Andrew Godfrey"
    ---------------------------------------
    Andrew Godfrey

                                   SCHEDULE A

                     DECLARATION OF REGULATION S ELIGIBILITY

Regulation S of the Securities Act is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to AMERICAN PARAMOUNT GOLD CORP. to ensure the Company is in compliance with the Securities Act. All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the company or its affiliates, controlling persons, officers, directors, partners, employees, attorneys or agents.

I, ON BEHALF OF MONACO CAPITAL INC. ("MONACO"), HEREBY AFFIRM AND DECLARE THAT:

1.   Monaco is not a resident of the United States of America.

2. Monaco is not purchasing securities for the benefit of a resident of the United States of America.

3. Monaco is not purchasing securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4. Monaco is not purchasing securities in my capacity as Trustee for a U.S.-based Trust.

5. Monaco is not purchasing securities in my capacity as the Executor or Administrator of the Estate of a U.S. resident.

6. Monaco is not a U.S. resident purchasing securities through a brokerage account located outside of the United States of America, nor am I using a non-U.S. brokerage account to purchase securities for the benefit of individuals or corporate entities resident within the United States of America.

7. Monaco is not purchasing the securities in an attempt to create or manipulate a U.S. market.

8. Monaco is purchasing the securities as an investment and not with a view towards resale.

9. I will only resell the securities to other non-U.S. residents in accordance with Rule 905 of Regulation S, or to U.S. residents in accordance with the provisions of Rule 144 following the expiration of six months from the Advancement Date, as defined in the Convertible Loan Agreement dated concurrently herewith.

10. Monaco is permitted to purchase the securities under the laws of its home jurisdiction.

11. I understand that if I knowingly and willingly make false statements as to my eligibility to purchase or resell securities under Regulation S, I may become subject to civil and criminal proceedings being taken against me by the United States Securities and Exchange Commission.

                                                     ___________________________
DATED: ______________, 2010                          Signature

                                                     ___________________________
                                                     Print Name:
                                                     Authorized Signatory

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